UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2012

MAGYAR BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-51726	20-4154978
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

400 Somerset Street, New Brunswick, New Jersey		08901
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (732) 342-7600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 5, 2012, Magyar Bancorp, Inc. (the “Company”) issued a press release announcing that, in calendar year 2011, Magyar Bank (the “Bank”), the principal subsidiary of the Company, disposed of nine properties with a carrying value of $6.3 million that were previously held by the Bank as Other Real Estate Owned. The text of the press release is attached as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell Company Transactions. Not Applicable

(d)	Exhibits.

The following Exhibit is attached as part of this report:

99.1	Press release, dated January 5, 2012, announcing the Bank’s sale of Other Real Estate Owned during 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAGYAR BANCORP, INC.

DATE: January 5, 2012	By:	/s/ John S. Fitzgerald
John S. Fitzgerald
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated January 5, 2012, announcing the Bank’s sale of Other Real Estate Owned during 2011.